Collaboration and License Agreements (Tables)	12 Months Ended
Dec. 31, 2013
Revenues Recognized and Cash Payments Received under Collaboration and License Agreements

The Company has entered into various collaboration and license agreements with pharmaceutical and biotechnology companies. Revenues recognized and cash payments received under these agreements were as follows:

	Years Ended December 31,
	2012	2013
	(in thousands)
Revenues recognized:
Bristol-Myers Squibb:
Amortization of deferred revenue from upfront payments	$12,167	$12,133
Recognition of milestone payments	3,690	2,642
Recognition of reimbursed clinical supply and development costs	4,111	3,921

Bristol-Myers Squibb total	19,968	18,696
Other collaborations	99	100

Total revenues recognized	$20,067	$18,796

Cash payments received:
Bristol-Myers Squibb:
Milestone payments	$3,500	$—
Reimbursed clinical supply and development costs	2,257	355

Bristol-Myers Squibb total	5,757	355
Other collaborations	100	—

Total cash payments received	$5,857	$355